UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 9, 2017

WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2017, Western Gas Partners, LP (“WES”) and certain of WES’s subsidiaries entered into an Interest Swap and Purchase Agreement (the “PSA”) with Williams Partners L.P. (“WPZ”) and certain of WPZ’s subsidiaries whereby WES will acquire WPZ’s 50% non-operated interest (the “DBJV Interest”) in the assets of Delaware Basin JV Gathering LLC (“DBJV”) in exchange for (a) WES’s 33.75% non-operated interest (the “Non-Operated Marcellus Interest”) in two natural gas gathering systems located in northern Pennsylvania, commonly referred to as the Liberty and Rome systems, and (b) $155 million in cash (collectively, the “Transaction”).

WES currently holds a 50% interest in, and operates, DBJV’s assets, which consist of a 577-mile natural gas gathering system in the Delaware Basin in West Texas. WPZ currently holds a 33.75% interest in, and operates, the Liberty and Rome systems, which in aggregate consist of 531 miles of natural gas gathering lines in the Marcellus shale in northern Pennsylvania.

The Partnership expects to fund the cash consideration through borrowings under its revolving credit facility. The closing of the Transaction is subject to standard closing conditions and adjustments, including review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Partnership expects the Transaction to close in the first quarter of 2017, with an effective date of January 1, 2017.

The description above of the PSA is a summary and is qualified in its entirety by reference to the full text of the PSA, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 9, 2017, WES issued a press release regarding the Transaction. A copy of this release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1#
Interest Swap and Purchase Agreement, dated February 9, 2017, among Western Gas Partners, LP, WGR Operating, LP, Delaware Basin JV Gathering, LLC, Williams Partners L.P., Williams Midstream Gas Services LLC and Appalachia Midstream Services, L.L.C.

99.1	Press Release of Western Gas Partners, LP issued February 9, 2017.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

		By:	Western Gas Holdings, LLC, its general partner

Dated:	February 9, 2017	By:	/s/ Philip H. Peacock
Philip H. Peacock Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1#
Interest Swap and Purchase Agreement, dated February 9, 2017, among Western Gas Partners, LP, WGR Operating, LP, Delaware Basin JV Gathering, LLC, Williams Partners L.P., Williams Midstream Gas Services LLC and Appalachia Midstream Services, L.L.C.

99.1	Press Release of Western Gas Partners, LP issued February 9, 2017.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.